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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): May 29, 2001


                                  NAVIDEC, INC.
               (Exact Name of Registrant as Specified in Charter)



           COLORADO                       0-29098               33-0502730
           --------                       -------               ----------
(State or Other Jurisdiction      (Commission File Number)   (IRS Employer
of Incorporation)                                            Identification No.)

   FIDDLER'S GREEN CENTER, 6399 S. FIDDLER'S GREEN CIRCLE,
             SUITE 300, GREENWOOD VILLAGE, CO                     80111
            (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code: (303) 222-1000.







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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On May 15, 2001, the board of directors of Navidec, Inc. (the "Company") authorized the Company to sell 12,258,300 shares of common stock of CarPoint, Inc. to CP.com Holdings, Inc. for a purchase price of $7,695,638.00.

        The shares will be sold in a private transaction on May 21, 2001.





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ITEM 7(c).  EXHIBITS.

        The following exhibit is filed with this report.

         Exhibit No.                                    Description
         -----------                                    -----------

          99.1                                Press Release dated May 29, 2001




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NAVIDEC, INC.



Date:  June 4, 2001                      By: /s/ Michael Wager
                                             ---------------------
                                              Michael Wager
                                              Executive Vice President